EXHIBIT 10.13

SIXTH AMENDMENT TO CREDIT AGREEMENT

This SIXTH AMENDMENT TO CREDIT AGREEMENT dated as of March 12, 2014 (this “Agreement”), is entered into by and among FXCM HOLDINGS, LLC, a Delaware limited liability company (the “Borrower”), the Guarantors (as identified on the signature pages hereto, and together with the Borrower, the “Loan Parties”), the Lenders (as defined below), and BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”).

Statement of Purpose

WHEREAS, the Borrower, the Administrative Agent and certain banks and other financial institutions (the “Lenders”) are parties to that certain Credit Agreement dated as of December 19, 2011 (as amended by (i) the First Amendment to Credit Agreement and Waiver dated February 17, 2012, (ii) the Second Amendment to Credit Agreement dated June 21, 2012, (iii) the Third Amendment to Credit Agreement and Waiver dated as of August 7, 2012, (iv) the Fourth Amendment to Credit Agreement dated November 8, 2012 and (v) the Fifth Amendment to Credit Agreement and Amendment to Guaranty dated November 15, 2013, as amended hereby and as from time to time further amended, restated, amended and restated or otherwise modified, the “Credit Agreement”; capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement) pursuant to which the Lenders have made available to the Borrower a revolving credit facility; and

WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement, as more particularly set forth below, and the Lenders are willing to effect such amendments as provided in, and on the terms and conditions contained in, this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Credit Agreement. Subject to the terms and conditions hereof and in accordance with Section 10.01 of the Credit Agreement, the Credit Agreement is hereby amended as follows:

(a)The definition of “Applicable Rate” in Section 1.01 thereof is amended by (i) deleting the reference to “Pricing Level 4” in the last paragraph of such definition and replacing it with “Pricing Level 5” in lieu thereof and (ii) deleting the table in such definition in its entirety and replacing it with the following in lieu thereof:

Pricing Level	Consolidated Leverage Ratio	Commitment Fee	Applicable Rate for Eurodollar Rate Loans	Applicable Rate for Base Rate Loans
1	Less than 0.50 to 1.00	0.25%	1.75%	0.75%
2	Greater than or equal to 0.50 to 1.00, but less than 1.00 to 1.00	0.30%	2.00%	1.00%
3	Greater than or equal to 1.00 to 1.00, but less than 1.50 to 1.00	0.35%	2.25%	1.25%
4	Greater than or equal to 1.50 to 1.00, but less than 2.00 to 1.00	0.40%	2.50%	1.50%
5	Greater than or equal to 2.00 to 1.00	0.45%	2.75%	1.75%

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(b)Section 7.02(d) thereof is amended by deleting such subsection in its entirety and replacing it with the following in lieu thereof:

(d)    Investments of (i) the Borrower in any Subsidiary, and (ii) any Subsidiary in the Borrower or in another Subsidiary;
(c)Section 7.02(h) thereof is amended by (i) deleting the parenthetical “(including Investments in non-wholly-owned Subsidiaries by the Borrower or any wholly-owned Subsidiary)” therefrom, without replacement, and (ii) deleting each reference to “1.50 to 1.00” in such subsection and replacing it with “2.00 to 1.00” in lieu thereof.

(d)Section 7.06 thereof is amended by deleting the reference to “1.50 to 1.00” in the proviso to such Section and replacing it with “2.00 to 1.00” in lieu thereof.

(e)Section 7.11(b) thereof is amended by deleting the reference to “2.00 to 1.00” in such Section and replacing it with “2.50 to 1.00” in lieu thereof.

2.Representations and Warranties. By its execution hereof, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)no Default exists as of the date hereof or would result from, or after giving effect to, the amendments contemplated hereby;

(b)the representations and warranties contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection with the Credit Agreement or any other Loan Document, are true and correct on and as of the date hereof (except that (i) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct as of such earlier date and (ii) the representations and warranties contained in Sections 5.05(a), (b), (c) and (d) of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a), (b), (c) and (d) of the Credit Agreement, respectively);

(c)such Loan Party has the right, power and authority and has taken all necessary corporate and other organizational action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and

(d)this Agreement has been duly executed and delivered by each of such Loan Party’s duly authorized officers and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as may be limited by Debtor Relief Laws.

3.Conditions to Effectiveness. This Agreement shall become effective upon the date on which all of the following conditions precedent have been satisfied (or otherwise waived in accordance with Section 10.01 of the Credit Agreement, as in effect prior to giving effect to this Agreement) (the “Effective Date”):

(a)    Counterparts of this Agreement. Receipt by the Administrative Agent of executed original counterparts (or telecopies followed promptly by originals) of this Agreement, which shall be in form and substance satisfactory to, and acknowledged by, the Administrative Agent, properly executed by the Required Lenders and a Responsible Officer of each Loan Party.

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(b)    Fees and Expenses. The Borrower shall have paid all accrued and unpaid expenses and all fees due and payable to the Administrative Agent and the Lenders on or before the Effective Date (including all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent)) plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred through the closing proceedings; provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent.

4.Effect of this Agreement. Each Loan Party agrees that, except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect, and (b) this Agreement shall not be deemed to (i) be a waiver of, consent to, a modification of or amendment to any other term or condition of the Credit Agreement, the Guaranty, any other Loan Document or any other agreement by and among any of the Loan Parties, on the one hand, and the Administrative Agent or any Lender, on the other hand, (ii) prejudice any other right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the Guaranty or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or otherwise modified from time to time, or (iii) be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement, the Guaranty or any other Loan Document or any rights or remedies arising in favor of the Administrative Agent or the Lenders under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. This Agreement shall be deemed incorporated into, and a part of, the Credit Agreement and shall constitute a “Loan Document” under and as defined in the Credit Agreement.

5.Reaffirmations. Each Loan Party hereby (a) agrees that this Agreement shall not limit or diminish the obligations of such Loan Party under, or release such Loan Party from any obligations under, the Credit Agreement, the Guaranty or any other Loan Document to which such Loan Party is a party, (b) confirms and reaffirms such Loan Party’s obligations under the Credit Agreement, the Guaranty and each other Loan Document to which such Loan Party is a party, and (c) agrees that the Credit Agreement, the Guaranty and each other Loan Document remain in full force and effect and are hereby ratified and confirmed.

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6.Release. In consideration of the agreements of the Administrative Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, employees, agents, attorneys, principals, advisors, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the “Released Lender Parties”) from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the “Loan Party Claims”) arising out of or related to the Credit Agreement, the other Loan Documents, or the transactions contemplated therein, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which any Loan Party ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Agreement. Each Loan Party covenants and agrees never to (and never to cause any other Loan Party to) commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Loan Party Claims which may have arisen at any time on or prior to the date of this Agreement. Each Loan Party acknowledges and agrees that the Released Lender Parties have acted in good faith in negotiating and entering into this Agreement and that the provisions hereof are not in breach or violation of any duty or obligation, express or implied, of the Released Lender Parties to any Loan Party. The agreements set forth in this Paragraph 6 shall survive the termination or expiration of this Agreement and the termination of the Loan Documents and the repayment, satisfaction or discharge of the Obligations.

7.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

8.Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

9.Electronic Transmission. This Agreement may be executed by one or more parties hereto as a facsimile, telecopy, pdf or other reproduction, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile, e-mail or other electronic transmission pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

FXCM HOLDINGS, LLC, as the Borrower
By: FXCM Inc., its Managing Member

By:
Name:
Title:

FOREX TRADING L.L.C., as a Guarantor
By: FXCM Holdings, LLC, its Manager
     By: FXCM Inc., its Managing Member

By:
Name:
Title:

FXCM SYSTEMS, LLC, as a Guarantor
By: FXCM Holdings, LLC, its Manager
     By: FXCM Inc., its Managing Member

By:
Name:
Title:

YOZMA LLC, as a Guarantor
By: FXCM Holdings, LLC, its Manager
     By: FXCM Inc., its Managing Member

By:
Name:
Title:

FINANCIAL HORIZONS CAPITAL, LLC,
as a Guarantor
By: FXCM Holdings, LLC, its Manager
     By: FXCM Inc., its Managing Member

By:
Name:
Title:

HORIZONS FUNDING, LLC, as a Guarantor

FXCM Holdings, LLC
Sixth Amendment to Credit Agreement
Signature Pages

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By: Financial Horizons Capital, LLC, its Manager
     By: FXCM Holdings, LLC, its Manager
          By: FXCM Inc., its Managing Member

By:
Name:
Title:

FXCM Holdings, LLC
Sixth Amendment to Credit Agreement
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BANK OF AMERICA, N.A.,
as the Administrative Agent

By:
Name:
Title:

FXCM Holdings, LLC
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BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

FXCM Holdings, LLC
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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

FXCM Holdings, LLC
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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

FXCM Holdings, LLC
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MORGAN STANLEY BANK, N.A.,
as a Lender

By:
Name:
Title:

FXCM Holdings, LLC
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UBS AG, STAMFORD BRANCH,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

FXCM Holdings, LLC
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BANK HAPOALIM B.M.,
as a Lender

By:
Name:
Title:

FXCM Holdings, LLC
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BARCLAYS BANK PLC,
as a Lender

By:
Name:
Title:

FXCM Holdings, LLC
Sixth Amendment to Credit Agreement
Signature Pages
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